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 Principal                              Principal Life
 Financial Group                        Insurance Company

                                        Principal Freedom(sm)
Mailing Address:                        Variable Annuity Application
Des Moines, IA 50392-1840               (Flexible Variable Annuity Application)



___Rollover IRA ___Non-Qualified___Transfer IRA:Nondeductible amount $__(if any)
___Other___________


Annuitant
Name-First__________     Middle_________     Last______________________________
Address-Street_________________________ City_____________State______ Zip_______
___Male___Female    Birth Date______________ Social Security Number____________

Owner
Name-First__________     Middle_________     Last______________________________
Address-Street_________________________ City_____________State______ Zip_______
___Male___Female    Birth Date______________ Taxpayer ID Number________________
Is Owner a:___Corporation?       ___Trust?    ___Partnership?

Joint Owner/Joint Annuitant (Must be Spouse)
Name-First__________     Middle_________     Last______________________________
Address-Street_________________________ City_____________State______ Zip_______
___Male___Female    Birth Date______________ Social Security Number____________

Beneficiary (For Owner)
Name-First__________     Middle_________     Last______________________________
Relationship to Owner:_________________________________________________________

If owner is not a natural person, death benefits are paid to the designated beneficiary upon the death of the annuitant. This section should ONLY be completed if the owner is not a natural person.

Beneficiary
Name-First__________     Middle_________     Last______________________________
Relationship to Annuitant:_____________________________________________________

Power of Attorney (Enclose Documents)
___Yes    ___No     If "Yes", ___Durable     ___Non Durable ___Durable Postponed
Name of Authorized Person given Power of Attorney______________________________ Address_____________________ Phone Number_____________________________________

Employer Information (Complete this section if Payroll deduct IRA or in connection with a Nonqualified Employer Arrangement)
Name of Employer__________________ Contact Name_________Phone Number___________
Address-Street_________________________ City_____________State______ Zip_______

Purchase Payment Information
___Monthly PreAuthorized Withdrawal(PAW)-First Payment Drawn on (Date)__________
                                                                      MM/DD/YYYY
                         (Not available on the 29th, 30th, or 31st of any month)
___Listbill (choose only 1 frequency):
                                 ___Monthly ___Quarterly ___Semiannual ___Annual

   Annualized Amount: $_______________

Purchase Payment Allocation
(Selection must be in whole percentages totaling 100%.)
American Century VP Income & Growth Division ___%
Blue Chip Division                           ___%
Bond Division                                ___%
Capital Value Division                       ___%
Fixed Account                                ___%
International Division                       ___%
LargeCap Growth Division                     ___%
MidCap Division                              ___%
MidCap Growth Division                       ___%
MidCap Value Division                        ___%
Money Market Division                        ___%
Stock Index 500 Division                     ___%
SmallCap Division                            ___%
SmallCap Growth Division                     ___%
Templeton VP Stock Division                  ___%
TOTAL                                        100%

Initial Purchase Payment $______________(minimum payment of $10,000.00) Make all checks payable to: Principal Life Insurance Company

Rate Lock-In (Applies only to initial Purchase Payment allocated to the Fixed Account

___Lock-in current rate_______%for one year. This rate is guaranteed only if the money is received in our home office within 90 days of the date of this application.

___Apply interest rate in effect when money is received.

If neither box is marked, the rate in effect at the time the money is received will apply to the Fixed Account.

Investor Information (For Owner)
Estimated Annual Income:
___Less than $10,000       ___$10,000-$24,999          ___$25,000-$50,999
___$51,000-$100,000        ___Greater that $100,000

Estimated Net Worth: (Do not include residence)
___Less than $24,999       ___$25,000-$50,999          ___$51,000-$100,999
___$101,000-$250,999       ___$251,000-$599,999        ___Greater that $600,000

Primary Investment Objective:
___Appreciation with Emphasis on Safety  ___Appreciation with Acceptance of Risk
___Income with Emphasis on Safety        ___Income with Acceptance of Risk
___Speculation

Source of amount to be invested:
___Current Income             ___Personal Savings      ___CD/Money Market Fund
___Mutual Fund Liquidation    ___Qualified Plan Distribution
___Insurance Proceeds (Surrender/Loan)   ___IRA Rollover
___Other________________________________________________

Owner Fed Tax Bracket ___15% ___28% ___Greater than 28% Occupation _____________________________________________
Employer________________________________________________
Are you an Associated Person of a NASD Member Firm?___Yes___No

*Investor Information (For Joint Owner if Applicable)
Estimated Annual Income:
___Less than $10,000     ___$10,000-$24,999  ___$25,000-$50,999
___$51,000-$100,000      ___Greater than $100,000

Estimated Net Worth: (Do not include residence)
___Less than $24,999       ___$25,000-$50,999          ___$51,000-$100,999
___$101,000-$250,999       ___$251,000-$599,999        ___Greater that $600,000

Primary Investment Objective:
___Appreciation with Emphasis on Safety  ___Appreciation with Acceptance of Risk
___Income with Emphasis on Safety        ___Income with Acceptance of Risk
___Speculation

Source of amount to be invested:
___Current Income             ___Personal Savings      ___CD/Money Market Fund
___Mutual Fund Liquidation    ___Qualified Plan Distribution
___Insurance Proceeds (Surrender/Loan)   ___IRA Rollover
___Other________________________________________________

Joint Owner Fed Tax Bracket  ___15% ___28% ___Greater than 28%
Occupation _____________________________________________
Employer________________________________________________
Are you an Associated Person of a NASD Member Firm?    ___Yes___No
Is the Registered Representative registered in the client's resident state?
                                                       ___Yes___No
Will this annuity replace or change any existing life insurance or annuity?
                                                       ___Yes___No
If "yes", give details, listing company name and policy number__________________
If "yes", are you attempting a:    ___1035 exchange or a
                                   ___Direct Transfer of IRA Proceeds?

Waiver of Surrender Charge Rider. On the contract date, if you or any annuitant are confined in a Health Care Facility, eligible for Social Security disability payments or diagnosed with a terminal illness, you will not be able to use that condition to qualify for benefits under the Waiver of Surrender Charge Rider. There is a one-year waiting period before the rider is effective and the rider will not be issued to persons age 86 and over.

OPTIONAL FEATURES

___A.Telephone Transfer.  I (We) do not want telephone  transaction  services as described in the prospectus where allowed by state. (If this box is not checked, telephone services will apply.)
___B.Flexible Withdrawal Option (Scheduled Partial Surrenders)
     Choose one option under 1 or 2:
     1.___Minimum Required Distribution age 70 1/2 or older
          Choose a or b
          ___a Life expectancy.     ___b Joint life expectancy with my spouse.
                                    Spouse's Date of Birth __________
                                                           MM/DD/YYYY
                                    and Social Security Number_________________
       ___Specified Amount $________
          Payment Made From             Percentage
          1.________________________    _________%
          2.________________________    _________%
          3.________________________    _________%
          4.________________________    _________%
            TOTAL must equal              100    %
     2.(Fixed Account only)
       ___Maximum allowed without surrender charge**   ___Accumulated Interest
          **Based on the value as of the last contract anniversary and assuming no transfers.
     Payment Start Date____________(Not available on the 29th, 30th, or 31st day
                        MM/DD/YYYY  of any month)
                                   (must be 30 days after the effective date of
                                    the contract)
     Frequency:   ___Monthly     ___Quarterly   ___Semiannually     ___Annually
     Tax Withholding from payment:   ___Yes, withhold    ___No, do not withhold



___ C. Dollar Cost Averaging (Scheduled transfers using whole number percentages and dollar amounts from the selected Division or Fixed Account. Minimum transfer amount is $50.

                        Transfer from:                        Transfer to:
               Division Name       Dollar Amount     Division Name      Percent
         1. ____________________  $_____________   ____________________ ______%
         2. ____________________  $_____________   ____________________ ______%
         3. ____________________  $_____________   ____________________ ______%
         4. ____________________  $_____________   ____________________ ______%
         Choose only 1 of the following if Dollar Cost Averaging is to be made from the fixed account.

         5. Fixed Account
                  ___ Maximum allowed without transfer fee** _________  ____%
                  ___ Specific dollar amount $___________    _________  ____%
                  ___ Specified percentage ______________%   _________  ____%
         Payment Start Date ______________ (Not available on the 29th, 30th, or
                            MM/DD/YYYY     31st day of any month. Start date
                                           must be 30 days after the effective
                                           date of the contract.)

         Frequency:  ___Monthly    ___Quarterly   ___Semiannually   ___Annually

         **Based on the value as of the last contract anniversary and assuming no withdrawals.

___  D.  Automatic Portfolio Rebalancing
         Please select only one option, either 1, 2, or 3 for your frequency.
         1. ___ Quarterly--Based on a calendar year (March 31st, June 30th, September 30th, December 31st)
         2. ___ One Time Rebalancing choose either: ___ Date Request Received in Home Office or
                                                    ___ Specified Future Date
                                                        _____________________
                                                             MM/DD/YYYY
         3. ___ Select One From Column I and II:

                      Column I          Column II
                ___ Quarterly           ___ Based on Contract Anniversary Date
                ___ Semiannually        ___ Specified Future Date ______________
                                                                   MM/DD/YYYY
                ___ Annually                (Not available on the 29th, 30th, or
                                            31st of any month)

Investment Division Options - (Whole Percentages Only) (Automatic Portfolio Rebalancing is NOT available for the Fixed Account and you cannot simultaneously participate in the Automatic Portfolio Rebalancing and Dollar Cost Averaging from the same investment divisions.)
Rebalance my contract in the following way:
American Century VP                      MidCap Growth Division        ___%
  Income & Growth Division     ___%      MidCap Value Division         ___%
Blue Chip Division             ___%      Money Market Division         ___%
Bond Division                  ___%      Stock Index 500 Division      ___%
Capital Value Division         ___%      SmallCap Division             ___%
International Division         ___%      SmallCap Growth Division      ___%
LargeCap Growth Division       ___%      Templeton VP Stock Division   ___%
MidCap Division                ___%                         TOTAL      100%

Signature and Tax Certification

I have read this application and have had the opportunity to read the prospectus and agree to all its terms. In addition, I authorize the instructions in this application. I have been given the opportunity to ask questions regarding this investment, and they have been answered to my satisfaction. All of the statements in this application are true and complete to the best of my knowledge and are the basis of any annuity issued. I certify under penalty of perjury (Check the appropriate response):

___ That the Social Security number or taxpayer identification number show is correct and that the IRS has never notified me that I am subject to backup withholding, or has notified me that I am no longer subject to backup withholding. The International Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

___ I have not been issued a taxpayer identification number but have applied for such number, or intend to apply for such number in the near future. I understand that if I do not provide a correct taxpayer identification number to Principal Life Insurance Company within 60 days from the date of this certification, backup withholding as described in the prospectus will commence.

___  I am subject to backup withholding.

Signature of Owner                           Date MM/DD/YYYY

_______________________________________      __________________________

Signature of Annuitant (If other than Owner) Date MM/DD/YYYY

_______________________________________      __________________________

___ Check here to request a copy of the Statement of Additional Information for this contract.

Signature of Representative          City        State         Date MM/DD/YYYY

_______________________________________________________________________________
Printed Name of Representative                                 Phone Number
                                                               (    )
_____________________________________________________________  ________________


Home Office Use Only
   Princor Financial Services Corporation
   Review (Home Office)                           Date (MM/DD/YYYY)

_______________________________________________________________________________


Agent Information

Rollover IRA from Pension account number ______________________________________

ALL REPLACEMENT QUESTIONS MUST BE ANSWERED BY THE REPRESENTATIVE AND THIS REPORT MUST BE SIGNED.

1.   Do you know, or have reason to believe, that replacement is or may be
     involved in this transaction?   ___Yes     ___No
     If "Yes", is this a ___Section 1035 Exchange or a ___Direct Transfer of IRA Proceeds? (Please choose only one)

2. Please answer the following question about existing insurance or annuity contracts, issued or under a binding conditional receipt by this or any other company. Do you have reason to believe that any such other contract has been or will be subjected to borrowing, assigned, reduced, modified, adjusted, lapsed, canceled, exchanged, partial or fully surrendered, changed to reduced paid-up or extended term, or subject to an automatic premium loan in connection with the purchase of the insurance or annuity
     contract applied for?  ___Yes    ___No

     If "Yes", to either question above, give all details not already provided on this application, including company name and contract number and what has been or will be done to the existing contract(s):

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

3. Do you certify you have explained to the applicant that discontinuing or changing the existing policy or annuity contract may involve disadvantages, including but not limited to surrender charges or tax consequences, and that a careful comparison if existing benefits should be made before
     applying for this contract?      ___Yes    ___No

The answers to each question on the application were recorded exactly as given, and true to the best of my knowledge.
Soliciting Representative Signature       City       State      Date MM/DD/YYYY

Agency Name                                        Agency Number
_______________________________________________________________________________
Registered Representative                          Tax ID Number
_______________________________________________________________________________
Detail Code
_______________________________________________________________________________
Registered Representative                          Tax ID Number
_______________________________________________________________________________
Detail Code
_______________________________________________________________________________